SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2007

DOCUCON INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10185	74-2418590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 AIRPORT PARK BOULEVARD LATHAM, NEW YORK 12110
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (518) 786-7733

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On September 28, 2007, Docucon Incorporated, a Delaware corporation (the “Registrant”), retained the services of De Joya Griffith & Company, LLC (the “Accountant”) as the principal independent auditors of the Registrant effective immediately.

The Registrant has neither consulted with the Accountant on (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements and either provided written or oral advice that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue nor (ii) any unresolved disagreements with the Registrant’s previous principal independent auditors.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 28, 2007, the Registrant’s Board of Directors unanimously elected Mr. Brian R. Balbirnie to serve on the Company’s Board until its next annual meeting.

In the past two weeks, Mr. Balbirnie has advanced the Registrant $21,500 for various working capital expenses.  The amounts are accruing interest at 8% per annum and must be repaid by the Registrant by November 31, 2007.

ITEM 8.01

OTHER EVENTS

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 8.01 of Form 8-K, “Other Events.”

On September 21, 2007, the Registrant announced it has entered into a letter of intent to acquire Cary, NC-based My EDGAR, Inc. (“My EDGAR”). My EDGAR provides a range of financial reporting, print fulfillment and shareholder communication tools to public companies, funds and pre-public companies.

The transaction is subject to the satisfactory completion of certain items including, but not limited to, due diligence, execution of definitive agreements, and shareholder approvals. The transaction will be accomplished through a reverse merger that will result in the current shareholders of My EDGAR, Inc. owning approximately ninety-six percent of the total outstanding shares of the combined companies on a fully diluted basis, subject to adjustments (the “Transaction”).

A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.

 ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1	Press Release dated September 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCON, INCORPORATED

Date: October 1, 2007	By:	/s/ Robert W. Schwartz
Robert W. Schwartz
President and CEO